UNITED STATES

SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C.  20549

_____________________

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported)  November 1, 2017

CANTEL MEDICAL CORP.
(Exact name of registrant as specified in its charter)

Delaware	001-31337	22-1760285
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Identification Number)

150 Clove Road, Little Falls, New Jersey	07424
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: (973) 890-7220

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company  ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

Item 5.02  Departure of Directors or Principal Officers; Election of Directors; Appointment of Principal Officers

On November 1, 2017, the Board of Directors of Cantel Medical Corp. (the “Company”) appointed Dr. Peter Pronovost (age 52) as a member of the Board to fill a newly created position after expanding the Board from nine members to ten members.
Dr. Pronovost is a professor of anesthesiology and critical care medicine, surgery, nursing, health policy and management, engineering, and business at the Johns Hopkins University School of Medicine. He is a practicing critical care physician who is dedicated to finding ways to make hospitals and healthcare safer for patients. In June 2011, he was named director of the new Armstrong Institute for Patient Safety and Quality at Johns Hopkins, as well as Johns Hopkins Medicine’s senior vice president for patient safety and quality.  Dr. Pronovost is also a member of the Institute of Medicine-National Academy of Science.  In 2008 he was named one of Time magazine’s 100 most influential people in the world for his work in improving healthcare safety.   He is a lecturer and author in the fields of patient safety and healthcare management.   Additionally, Dr. Pronovost is a researcher centered on improving the quality of care. Previously, from January 2010 to June 2015, Dr. Pronovost served as a director of the Company.
Dr. Pronovost will be eligible for annual awards of restricted stock units under the Company’s 2016 Equity Incentive Plan, as well as director’s fees, on the same terms as the Company’s other non-employee directors (as described in the Company’s definitive proxy statement filed with the Securities and Exchange Commission on November 28, 2016), except that for the fiscal year ending July 31, 2018 he will receive a pro rata portion of the annual retainer based on the number of months in which he serves as a director during such fiscal year.
There is no arrangement or understanding between Dr. Pronovost and any other person pursuant to which he was selected as a director.  There are no transactions, relationships or agreements between Dr. Pronovost and the Company that would require disclosure pursuant to Item 404(a) of Regulation S-K.
Dr. Pronovost will serve on the Nominating and Governance Committee of the Board of Directors.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

CANTEL MEDICAL CORP.
(Registrant)

	By	/s/ Jorgen B. Hansen
Jorgen B. Hansen, President and
Chief Executive Officer

Date: November 2, 2017